As filed with the U.S. Securities and Exchange Commission on August 10, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23293

The Cushing Mutual Funds Trust
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

# Semi-Annual Report

May 31, 2020

www.cushingfunds.com | www.cushingasset.com

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 800-236-4424 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

*formerly, Cushing® MLP Infrastructure Fund

Table of Contents

Shareholder Letters (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	7
Expense Examples (Unaudited)	10
Allocation of Portfolio Assets (Unaudited)	13
Schedules of Investments (Unaudited)	16
Statements of Assets & Liabilities (Unaudited)	25
Statements of Operations (Unaudited)	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements (Unaudited)	34
Additional Information (Unaudited)	44
Board Approval of Investment Management Agreements (Unaudited)	46

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the six month fiscal period ended May 31, 2020 (the “period”), the Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) (the “Fund”) delivered a 0.88% total return (Class I shares), versus total returns of -2.10% for the S&P 500 Index and -15.14% for the S&P Global Infrastructure Index.

Market and Strategy Overview

Effective as of the first day of the period, the Fund changed its investment strategy to invest at least 80% of its assets in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. This change in strategy was based on our belief that the infrastructure investment landscape is rapidly evolving due to technological advancement and obsolescence. The Fund’s next generation focus within the infrastructure investment landscape consists of these innovative infrastructure companies along with sustainable infrastructure companies and technology and communication infrastructure companies. Similar to traditional infrastructure assets, which provide the underlying foundation of basic services, facilities and institutions and are often said to form the “backbone” of the economy, technology and communication infrastructure assets provide the underlying foundation of the data that drives the modern knowledge economy. The Fund faced truly unprecedented market conditions during the period. Efforts to stop the spread of the COVID-19 pandemic resulted in complete closure of large portions of the global economy. Performance of the S&P 500 Index was down by ~34% from its high on February 19, 2020 to its low close on March 23, 2020, and the Index subsequently recovered by rallying ~35% off the low through the remainder of the period.

While the domestic equity market, as measured by the performance of the S&P 500 Index, ended the period only down by ~10% from the February highs, the energy and transportation sectors – both staples of traditional infrastructure investing – were left reeling. COVID-19 will likely have lasting impacts on the demand for crude oil with huge declines in automotive and air traffic miles traveled for some time to come. The period also saw OPEC infighting flood the world with barrels of crude oil at the exact moment that oil demand dried up. These events contributed to significant price moves and volatility of stocks within the Fund’s investment universe.

Despite the market volatility during the period, we observed an incredible acceleration in the usage of next generation infrastructure technologies, such as video conferencing, data centers and cloud storage, as the world shifted to work from home. We believe these trends will not quickly revert when the COVID-19 pandemic recedes. The world is realizing, like we did when we changed the strategy of the Fund, that infrastructure has a wide definition.

Fund Performance

The Fund benefitted from the change in strategy, as data center, utility tower, and water sector holdings were the largest contributors for the period. The largest detractors for the period were holdings in the liquefied natural gas (LNG), engineering & construction, and solar sectors.

The top individual contributing stocks were data centers 21Vianet Group, Inc. (NASDAQ: VNET) and Switch, Inc. (NYSE: SWCH) plus cell tower company Crown Castle International Corp. (NYSE: CCI). The largest detractors were all issuers with commodity price exposure: LNG manufacturer Cheniere Energy, Inc. (NYSE: LNG), midstream energy companies Enterprise Product Partners, LP (NYSE: EPD), and ONEOK, Inc. (NYSE: OKE).

During the period, we increased the Fund’s exposure to data centers, utility towers, and utilities and reduced exposure to midstream energy companies as we implemented the change in the Fund’s investment strategy. The largest additions to the portfolio were data center Keppel DC REIT (SGX: KDCREIT), and cell tower owners American Tower Corporation (NYSE: AMT) and Crown Castle International. The largest divestitures were midstream companies ONEOK, Targa Resources Corp. (NYSE: TRGP), and Energy Transfer LP (NYSE: ET).

Outlook

The markets remain volatile and risks abound. We remain confident in humanity’s ability to innovate and overcome the COVID-19 pandemic, which has had profound impacts on the markets. The Fund’s new focus on companies with predictable cashflows and recurring revenues is designed to produce strong results over the long term. The current environment presents incredibly compelling investment opportunities in companies that do not often trade cheaply.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing de-regulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation or adverse actions by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets. Because the Fund will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, it will be more susceptible to the risks associated with those sectors than if it were more broadly diversified over numerous industries and sectors of the economy. Companies in the energy and energy infrastructure sectors may be affected by fluctuations in the prices of energy commodities.

This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any security, which may be made only by means of a private placement memorandum which contains a description of material terms and risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. Index returns do not include fees or expenses. It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Cushing® SMID Growth Focused Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the fiscal period beginning at the Fund’s commencement of operations on January 31, 2020 and ended May 31, 2020 (the “period”), the Cushing® SMID Growth Focused Fund (the “Fund”) delivered a total return of -4.30% (Class I shares), versus a total return of -1.71% for the Russell 2500 Growth Index. For the shortened time frame measured, it was a tale of two distinctive periods both driven by pandemic impacts. The Fund’s performance for February and March was down by 30.0%, while the Fund’s performance for April and May was up by a 36.7%.

Industry Overview & Themes

The Fund launched on January 31, 2020, into a domestic stock market that was unspectacular but solid across most macro metrics at the time. The economy was in a slow steady long running expansion which began with the end of the Great Financial Recession over ten years ago. The biggest question facing the market was how much further the expansion would run after a mid-2019 yield curve inversion signaled a recession on the horizon. That question was answered when the COVID-19 pandemic struck the world. US markets peaked on February 19, 2020 and then precipitously dropped as the economy shut down and death rates rose. The Russell® 2500 Growth Index, which is the Fund’s benchmark, declined by 37.9% over the subsequent 28 days to a low on March 18, 2020. Since then, the markets have substantially rebounded but the pandemic’s impact on the economy will likely persist for many quarters and will be a driving force behind market returns over the intermediate term.

We seek to invest the Fund’s assets in small to mid-size companies with long term, secular growth prospects. The Fund’s investment strategy includes exposure to next generation themes such as the digitization of the economy, biogenetic innovation, clean technologies and innovation in health care. We believe that these types of companies provide the potential for substantial capital appreciation over time.

Fund Performance & Strategy

As expected with a concentrated strategy, the Fund’s performance for the period was driven primarily through stock selection. For the period, the top five contributing stocks were: 1) Twilio, Inc. (NYSE: TWLO), 2) Cytosorbents Corporation (NASDAQ: CTSO), 3) Alnylam Pharmaceuticals, Inc. (NASDAQ: ALNY), 4) Everbridge, Inc. (NASDAQ: EVBG), and 5) RingCentral, Inc. (NYSE: RNG). All of these five top performers were beneficiaries of COVID-19 impacts due to technology and health care product offerings that helped facilitate business and medical processes in the pandemic dominated environment.

The Fund experienced similar dynamics for the top five detractors from performance for the period. PolarityTE, Inc. (NASDAQ: PTE), Flexion Therapeutics, Inc. (NASDAQ: FLXN), Aerie Pharmaceuticals, Inc. (NASDAQ: AERI) and Ingevity Corporation (NYSE: NGVT), four of the five biggest detractors from the Fund’s performance, each experienced severe short-term disruptions to their businesses because of the COVID-19 economic shut down. Amarin Corporation plc (NASDAQ: AMRN), the remaining detractor, suffered from a negative patent ruling in federal court. Of the five detractors, we remain constructive on their business prospects and have taken advantage of the sell off to add to positions. The one exception was PolarityTE, where the disruption led to a change in strategy for product sales and the regulatory pathway for future approvals. Though a strong believer in the current approved SkinTE product, we believe the new strategy brings risks to future sales and approval timelines. Due to these added risks, we sold the Fund’s position in PolarityTE prior to the end of the period.

Conclusion

“May you live in interesting times” seems like an apt quote to describe the first four months for the Fund’s operations. The outlook for markets is as murky as at any point over the last 50 years, though we remain optimistic. We believe these turbulent factors will eventually pass, volatility will return to more normal levels and companies will again be valued on anticipated future profitability. Now, more than ever, it remains beneficial to be steadfast, analytical and adhere to a proven investment process.

Through good and bad, we believe the investment philosophy and process we employ will serve the Fund well. We seek to invest in strong secular growth companies with large market opportunities and defensible competitive advantages. We believe such companies, typically driven by innovation, will outgrow the market and accrue capital appreciation ultimately benefitting the Fund’s shareholders.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Small-cap and mid-cap companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

The Russell® 2500 Growth Index is comprised of smaller and mid-capitalization U.S. equities that exhibit growth characteristics. Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® 2500 Growth Index is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Must be preceded or accompanied by a prospectus.

Global Clean Equity Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the four month period from the Fund’s launch on January 31, 2020 to the end of the fiscal period on May 31, 2020 (the “period”), the Global Clean Equity Fund (the “Fund”) delivered a total return of 0.20% (Class I shares), versus a -8.14% total return for the MSCI ACWI Index.

Market and Strategy Overview

The Fund launched on January 31, 2020 shorly before the market faced truly unprecedented conditions. Efforts to stop the spread of the COVID-19 pandemic resulted in complete closure of large portions of the global economy. Performance of the MSCI ACWI was down by~36% from its high on February 12, 2020 to its low close on March 23, 2020, and the Index subsequently recovered by rallying by ~33% off the low through the end of the period. Clean energy stocks had even larger moves, both high and lower. Performance of the NASDAQ Clean Edge Green Energy Index fell by approximately 45% from the beginning of the period to the March 23, 2020 trough and then recovered by gaining approximately 62% through the remainder of the period. Despite the market chaos, we have witnessed growing investor interest in clean energy companies. In a world where cyclical growth is in question by many investors, secular growth opportunities from clean energy assets are differentiated. Solar company stocks, in particular, were standouts during the period.

Fund Performance

The Fund’s inaugural period was led in performance by holdings in the solar energy equipment, new energy vehicles, and solar developer sectors. The largest detractors were from holdings in the smart grid, utilities, and water sectors.

The top contributing individual performers for the period were solar equipment manufacturers Enphase Energy, Inc. (NASDAQ: ENPH) and SolarEdge Technologies, Inc. (NASDAQ: SEDG) plus electric vehicle manufacturer Tesla, Inc. (NASDAQ: TSLA). The largest detractors were water and metering companies Xylem Inc. (NYSE: XYL), Itron, Inc. (NASDAQ: ITRI), and Energy Recovery, Inc. (NASDAQ: ERII).

Outlook

The markets remain volatile and risks abound. We remain confident in humanity’s ability to innovate and overcome the COVID-19 pandemic, which has had profound impacts on the markets. The Fund’s focus is on companies with growth potential regardless of the economic cycle. That does not mean the Fund will be immune to volatility, but we will seek to use market cycle gyrations as opportunities to invest in companies with perceived growth prospects at attractive prices. We are encouraged by compelling investment prospects in the current environment in companies that do not often trade cheaply. We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. The performance of companies in the clean energy sector may be adversely impacted by government regulations and subsidies, changing supply and demand for traditional energy sources, and the development of new technologies. The performance of companies in the clean infrastructure sector may be adversely affected by technological innovations, changes in government regulation and business challenges, including operating risks and potential changes in demand. The performance of companies in the clean water sector may be adversely affected by water availability, climate changes and events, new technologies, changes in water consumption and water conservation, and the companies may fluctuate more than that of a fund that does not concentrate in water-related companies. The performance of companies in the clean transportation sector may be adversely affected by changes in technology, government regulation or business, including potential declines in demand. The Fund invests primarily in clean companies. Because the ESG and other criteria may exclude the securities of certain issuers for nonfinancial reasons, there is a risk that strategies employing ESG criteria may forego some market opportunities available to strategies that do not use similar criteria.

The MSCI ACWI Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. The Index does not include fees or expenses. It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2020	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	-7.58%	n/a	-5.70%	12/18/17
Class A (with sales load)	-12.68%	n/a	-7.84%	12/18/17

Class I (1)	-7.25%	-5.11%	-5.35%	3/1/10

S&P 500 Index	12.84%	n/a	7.50%	3/1/10

(1)	Performance figures for Class I shares reflect the historical performance of the Predecessor Fund for periods prior to December 18, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales charge or MDSC.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Cushing® SMID Growth Focused Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2020	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	n/a	n/a	-4.40%	1/31/20
Class A (with sales load)	n/a	n/a	-9.64%	1/31/20

Class I	n/a	n/a	-4.30%	1/31/20

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales charge or MDSC.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Global Clean Equity Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2020	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	n/a	n/a	0.20%	1/31/20
Class A (with sales load)	n/a	n/a	-5.29%	1/31/20

Class I	n/a	n/a	0.20%	1/31/20

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales charge or MDSC.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from December 1, 2019 to May 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from December 1, 2019, to May 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from December 1, 2019, to May 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/01/2019	Ending Account Value (Based on Actual Returns and Expenses) 05/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 05/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,007.50	$7.53	$1,017.50	$7.57	1.50%
Class I Shares	$1,000.00	$1,008.80	$6.28	$1,018.75	$6.31	1.25%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 183 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Cushing® SMID Growth Focused Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 31, 2020 to May 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from January 31, 2020, to May 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from January 31, 2020, to May 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/31/2020	Ending Account Value (Based on Actual Returns and Expenses) 05/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 05/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$956.00	$5.26	$1,014.53	$5.41	1.35%
Class I Shares	$1,000.00	$957.00	$4.28	$1,015.52	$4.41	1.10%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 121 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Global Clean Equity Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 31, 2020 to May 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from January 31, 2020, to May 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from January 31, 2020, to May 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/31/2020	Ending Account Value (Based on Actual Returns and Expenses) 05/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 05/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,002.00	$5.58	$1,014.33	$5.61	1.40%
Class I Shares	$1,000.00	$1,002.00	$4.58	$1,015.32	$4.61	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 121 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Allocation of Portfolio Assets(1) (Unaudited) May 31, 2020 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Real Estate Investment Trusts

Cushing® SMID Growth Focused Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2020 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock

Global Clean Equity Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2020 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund)
Schedule of Investments (Unaudited)	May 31, 2020

Common Stock — 63.2%	Shares	Fair Value
Cloud Services — 1.7%
United States — 1.7%
Microsoft Corporation	890	$163,093

Communication Services — 5.5%
Italy — 3.4%
Infrastrutture Wireless Italiane SpA	31,008	315,463
Spain — 2.1%
Cellnex Telecom S.A.	3,490	197,268
		512,731
Consumer Staples — 1.0%
United States — 1.0%
Sysco Corporation	1,750	96,530

Data Centers — 2.4%
United States — 2.4%
Switch, Inc.	12,000	229,320

Diversified Midstream — 2.5%
Canada — 2.5%
Enbridge, Inc.	7,252	235,327

Industrials — 3.7%
Mexico — 1.0%
Grupo Aeroportuario del Pacífico	1,335	88,657
United States — 2.7%
Covanta Holding Corporation	9,791	88,119
Fortress Transportation and Infrastructure Investors LLC	7,475	84,094
Waste Management, Inc.	773	82,518
		343,388
Integrated Utility — 5.1%
Chile — 1.8%
Enel Americas SA	22,546	167,291
Italy — 3.3%
Enel Societa Per Azioni	40,978	313,893
		481,184
IT Services — 9.5%
Canada — 1.0%
Descartes Systems Group, Inc. (1)	1,959	93,229
Cayman Islands — 4.9%
21Vianet Group, Inc. (1)	18,666	272,524
GDS Holdings Limited (1)	3,319	189,183
Spain — 1.1%
Amadeus IT Group	2,000	104,212
United States — 2.5%
Fleetcor Technologies, Inc. (1)	356	86,789
Itron, Inc. (1)	2,227	143,463
		889,400

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund)
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Large Cap Diversified MLP — 1.0%
United States — 1.0%
Kinder Morgan, Inc.	6,000	$94,800

Natural Gas Transportation & Storage — 0.8%
United States — 0.8%
Equitrans Midstream Corporation	9,433	76,313

Refiners — 3.6%
United States — 3.6%
PBF Energy, Inc.	16,344	173,573
Phillips 66	2,159	168,963
		342,536
Renewable Distribution — 4.3%
Spain — 2.3%
Iberdrola S A	5,011	216,024
United States — 2.0%
NextEra Energy, Inc.	750	191,670
		407,694
Solar — 4.2%
United Kingdom — 1.7%
Atlantica Sustainable Infrastructure plc	6,232	163,278
United States — 2.5%
Enphase Energy, Inc. (1)	4,000	232,760
		396,038
Tollroads — 7.9%
Australia — 3.8%
Transuburban Group	37,368	355,931
France — 1.7%
Vinci S A	6,751	156,556
Italy — 2.4%
Atlantia Spa	14,070	227,951
		740,438
Utilities — 9.3%
France — 9.3%
Electricite de France S.A.	20,705	182,857
ENGIE (1)	16,000	188,886
Suez SA	25,000	283,340
Veolia Environnement SA	10,000	218,513
		873,596
Water Utility — 0.7%
United States — 0.7%
Essential Untilities, Inc.	1,465	64,108
Total Common Stock (Cost $5,410,393)		$5,946,496

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund)
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Master Limited Partnerships and Related Companies — 6.3%	Units	Fair Value
Crude Oil & Refined Products — 1.0%
United States — 1.0%
NGL Energy Partners, L.P.	17,760	$90,576

Crude Pipeline — 1.3%
United States — 1.3%
Enterprise Products Partners, L.P.	6,293	120,196

Diversified Midstream — 1.9%
United States — 1.9%
Energy Transfer, L.P.	21,973	179,300

Large Cap MLP — 1.1%
United States — 1.1%
Plains All American Pipeline, L.P.	10,422	101,093

Natural Gas Gatherers & Processors — 1.0%
United States — 1.0%
Enable Midstream Partners L.P.	23,394	97,319
Total Master Limited Partnerships (Cost $547,058)		$588,484

Real Estate Investment Trusts — 31.2%	Shares
Data Centers — 18.3%
Singapore — 4.9%
Keppel DC REIT	253,473	$461,088
United States — 13.4%
CyrusOne, Inc.	5,075	377,276
Digital Realty Trust, Inc.	1,987	285,254
Equinix, Inc.	382	266,495
QTS Realty Trust, Inc.	4,755	326,193
		1,716,306
Dormitory Housing — 0.8%
United States — 0.8%
American Campus Communities, Inc.	2,421	78,198

Towers — 12.1%
United States — 12.1%
American Tower Corporation	1,536	396,549
Crown Castle International Corporation	2,204	379,441
SBA Communications Corporation	1,144	359,365
		1,135,355

Total Real Estate Investment Trusts (Cost $2,521,588)		$2,929,859

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund)
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Short-Term Investments - Investment Companies — 4.5%	Shares	Fair Value
United States — 4.5%
First American Government Obligations Fund — Class X, 0.09%(2)	213,022	$213,022
First American Treasury Obligations Fund — Class X, 0.10%(2)	213,022	213,022
Total Short-Term Investments (Cost $426,044)		$426,044
Total Investments — 105.2% (Cost $8,905,083)		$9,890,883
Liabilities in Excess of Other Assets — (5.2)%		(491,773)
Total Net Assets Applicable to Unitholders — 100.0%		$9,399,110

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended May 31, 2020. As such, it is classified as a non-income producing security as of May 31, 2020.
(2)	Rate reported is the current yield as of May 31, 2020.

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund
Schedule of Investments (Unaudited)	May 31, 2020

Common Stock — 88.6%	Shares	Fair Value
Aerospace & Defense — 4.5%
United States — 4.5%
Mercury Systems, Inc. (1)	1,187	$106,058

Biotechnology — 17.2%
United Kingdom — 3.6%
Amarin Corporation plc (1)	12,362	84,803
United States — 13.6%
Alnylam Pharmaceuticals, Inc. (1)	726	98,206
Exact Sciences Corporation (1)	1,216	104,430
Flexion Therapeutics (1)	10,421	119,112
		406,551
Chemicals — 4.4%
United States — 4.4%
Ingevity Corporation (1)	1,974	103,971

Electronic Equipment — 3.9%
United States — 3.9%
Akoustis Technologies, Inc. (1)	12,581	92,974

Financial Services — 4.2%
United States — 4.2%
SVB Financial Group (1)	468	100,503

Healthcare — 4.2%
United States — 4.2%
Teladoc Health, Inc. (1)	565	98,344

Healthcare Equipment & Supplies — 9.3%
United States — 9.3%
Abiomed, Inc. (1)	520	116,428
Cytosorbents Corporation (1)	10,038	102,488
		218,916
IT Services — 6.9%
United States — 6.9%
Twilio, Inc. (1)	830	164,008

Machinery — 6.1%
Israel — 6.1%
Kornit Digital Ltd (1)	3,087	144,317

Pharmaceuticals — 8.5%
United Kingdom — 4.7%
GW Pharmaceuticals plc (1)	903	110,843
United States — 3.8%
Aerie Pharmaceuticals, Inc. (1)	6,489	91,041
		201,884

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Software — 19.4%
United States — 19.4%
Everbridge, Inc. (1)	855	$125,052
Hubspot, Inc. (1)	589	117,765
Rapid7, Inc. (1)	2,177	106,433
Ringcentral, Inc. (1)	403	110,523
		459,773

Total Common Stock (Cost $1,963,974)		$2,097,299

Short-Term Investments — Investment Companies — 3.0%
United States — 3.0%
First American Government Obligations Fund — Class X, 0.09%(2)	34,925	$34,925
First American Treasury Obligations Fund — Class X, 0.10%(2)	34,924	34,924
Total Short-Term Investments (Cost $69,849)		$69,849
Total Investments — 91.6% (Cost $2,033,823)		$2,167,148
Other Assets in Excess of Liabilities — 8.4%		199,645
Total Net Assets Applicable to Unitholders — 100.0%		$2,366,793

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended May 31, 2020. As such, it is classified as a non-income producing security as of May 31, 2020.
(2)	Rate reported is the current yield as of May 31, 2020.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments (Unaudited)	May 31, 2020

Common Stock — 95.2%	Shares	Fair Value
Industrials — 2.0%
Ireland — 1.0%
Eaton Corporation Plc	299	$25,385
United States — 1.0%
Plug Power, Inc. (1)	5,950	25,049
		50,434
New Energy Vehicle — 11.0%
Cayman Islands — 3.1%
NIU Technologies (1)	7,400	78,810
Jersey — 1.9%
Aptiv Plc	661	49,806
United Kingdom — 1.1%
Sensata Technologies Holdings Plc (1)	767	27,344
United States — 4.9%
Tesla, Inc. (1)	152	126,920
		282,880
Other Sustainable — 2.2%
United States — 2.2%
Ecolab, Inc.	263	55,909

Power Semiconductor — 5.7%
Germany — 2.1%
Infineon Technology	2,516	52,663
Netherlands — 1.7%
Stmicroelectronics NV	1,802	44,780
United States — 1.9%
Cree, Inc. (1)	920	48,475
		145,918
Smart Grid — 5.4%
Switzerland — 2.2%
Landis & Gyr Group	850	55,854
United States — 3.2%
Itron, Inc. (1)	1,300	83,746
		139,600
Solar Developer — 8.8%
Mauritius — 1.6%
Azure Power Global Ltd (1)	2,685	39,604
United States — 7.2%
Sunnova Energy International, Inc. (1)	2,233	33,495
Sunrun, Inc. (1)	4,855	81,078
Vivint Solar, Inc. (1)	9,424	70,868
		225,045

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Solar Energy Equipment — 9.2%
France — 1.9%
Schneider Electric	2,535	$50,548
United States — 7.3%
Enphase Energy, Inc. (1)	900	52,371
First Solar, Inc. (1)	1,027	47,879
Solaredge Technologies, Inc. (1)	610	86,559
		237,357
Utilities — 14.0%
Germany — 3.0%
RWE AG	2,325	76,884
Italy — 3.9%
Enel S.p.A.	13,000	99,586
Spain — 2.2%
EDP Renovaveis S.A.	4,250	56,235
United States — 4.9%
NextEra Energy, Inc.	500	127,780
		360,485
Waste & Recycling — 1.9%
Canada — 1.9%
Waste Connections, Inc.	516	48,525

Water Tech & Equipment — 9.1%
United States — 9.1%
Energy Recovery, Inc. (1)	5,420	41,653
Evoqua Water Technologies Corporation (1)	5,750	108,157
Xylem, Inc.	1,280	84,915
		234,725
Water Utility — 5.1%
United States — 5.1%
American Water Works Co., Inc.	570	72,390
Essential Utilities Inc.	1,360	59,514
		131,904
Wind Energy Equipment — 7.9%
Denmark — 3.2%
Vestas Wind System	796	81,056
Germany — 1.1%
Nordex SE (1)	2,889	27,868
United States — 3.6%
TPI Composites, Inc. (1)	4,470	92,752
		201,676

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Common Stock (Continued)	Shares	Fair Value
YieldCo — 12.9%
Canada — 2.0%
Innergex Renewable Energy	3,777	$51,957
United Kingdom — 3.9%
Atlantica Yield Plc	3,825	100,215
United States — 7.0%
Clearway Energy, Inc.	3,890	85,230
NextEra Energy Partners, L.P.	1,822	93,122
		330,524

Total Common Stock (Cost $2,291,882)		$2,444,982

Short-Term Investments — Investment Companies — 3.8%
United States — 3.8%
First American Government Obligations Fund — Class X, 0.09%(2)	49,308	$49,308
First American Treasury Obligations Fund — Class X, 0.10%(2)	49,307	49,307
Total Short-Term Investments (Cost $98,615)		$98,615
Total Investments — 99.0% (Cost $2,390,497)		$2,543,597
Other Assets in Excess of Liabilities — 1.0%		26,259
Total Net Assets Applicable to Unitholders — 100.0%		$2,569,856

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended May 31, 2020. As such, it is classified as a non-income producing security as of May 31, 2020.
(2)	Rate reported is the current yield as of May 31, 2020.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Assets & Liabilities (Unaudited) May 31, 2020

	Cushing NextGen Infrastructure Fund	Cushing SMID Growth Focused Fund	Global Clean Equity Fund
Assets
Investments in unaffiliated securities at fair value (1)	$9,890,883	$2,167,148	$2,543,597
Receivable from Advisor, net	71,880	62,940	65,394
Receivable for shares sold	—	200,000	15,000
Interest receivable	77	24	24
Dividends receivable	48,662	—	3,514
Prepaid expenses	27,812	5,816	6,847
Total assets	10,039,314	2,435,928	2,634,376
Liabilities
Payable for investments purchased	390,908	—	—
Payable for Fund shares redeemed	89,846	—	—
Payable for 12b-1 distribution fee	169	17	8
Payable to Trustees	12,721	9,623	9,597
Accrued expenses and other liabilities	146,560	59,495	54,915
Total liabilities	640,204	69,135	64,520
Net assets	$9,399,110	$2,366,793	$2,569,856
Net Assets Consist of
Additional paid-in capital	$10,756,865	$2,282,300	$2,406,363
Distributable earnings/(accumulated net losses)	(1,357,755)	84,493	163,493
Net assets	$9,399,110	$2,366,793	$2,569,856

(1) Investments in unaffiliated securities at cost	$8,905,083	$2,033,823	$2,390,497

Unlimited shares authorized, no par value	Class A	Class A	Class A
Net assets	$318,541	$274,443	$10,020
Shares issued and outstanding	20,994	28,707	1,000
Net asset value, redemption price and minimum offering price per share	$15.17	$9.56	$10.02

	Class I	Class I	Class I
Net assets	$9,080,569	$2,092,350	$2,559,836
Shares issued and outstanding	592,704	218,733	255,351
Net asset value, redemption price and minimum offering price per share	$15.32	$9.57	$10.02

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Operations (Unaudited) Period Ended May 31, 2020

	Cushing NextGen Infrastructure Fund	Cushing SMID Growth Focused Fund(1)	Global Clean Equity Fund(1)
Investment Income
Distributions and dividends	$1,660,061	$—	$7,497
Less: return of capital on distributions	(1,523,464)	—	—
Less: foreign taxes withheld	(9,250)	—	(391)
Distribution and dividend income	127,347	—	7,106
Interest income	1,358	238	271
Other income	15	—	—
Total Investment Income	128,720	238	7,377
Expenses
Administrator and accounting fees	79,063	17,116	17,115
Advisory fees	47,553	2,950	3,567
Transfer agent expense	36,676	9,282	9,282
Professional fees	33,720	28,658	28,657
Trustees’ fees	20,924	9,768	9,768
Reports to shareholders	11,643	9,553	9,553
Blue Sky expense	7,083	11,940	11,940
Custodian fees and expenses	5,740	3,105	3,105
Registration fees	5,387	—	—
Insurance expense	5,232	1,791	1,791
Other expense	827	—	115
12b-1 distribution fee - Class A	507	17	8
Total Expenses	254,355	94,180	94,901
Less: Expenses waived by Adviser	(183,091)	(90,106)	(89,947)
Net Expenses	71,264	4,074	4,954
Net Investment Income (Loss)	57,456	(3,836)	2,423
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(622,712)	(44,996)	7,970
Net change in unrealized appreciation on investments	484,433	133,325	153,100
Net Realized and Unrealized Gain (Loss) on Investments	(138,279)	88,329	161,070
Increase (Decrease) in Net Assets Applicable to Shareholders Resulting from Operations	$(80,823)	$84,493	$163,493

(1)	Fund commenced operations on January 31, 2020.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Changes in Net Assets

	Cushing NextGen Infrastructure Fund		Cushing SMID Growth Focused Fund	Global Clean Equity Fund
	Period From December 1, 2019 through May 31, 2020 (Unaudited)	Fiscal Year Ended November 30, 2019	Period From January 31, 2020(1) through May 31, 2020 (Unaudited)	Period From January 31, 2020(1) through May 31, 2020 (Unaudited)
Operations
Net investment income (loss)	$57,456	$(257,454)	$(3,836)	$2,423
Net realized loss on investments	(622,712)	(4,132,700)	(44,996)	7,970
Net change in unrealized appreciation/depreciation on investments	484,433	750,079	133,325	153,100
Net decrease in net assets resulting from operations	(80,823)	(3,640,075)	84,493	163,493
Dividends and Distributions to Class A Shareholders
Distributions from distributable earnings	—	—	—	—
Return of capital	(7,320)	(25,724)	—	—
Dividends and Distributions to Class C Shareholders
Distributions from distributable earnings	—	—	—	—
Return of capital	—	(59)	—	—
Dividends and Distributions to Class I Shareholders
Distributions from distributable earnings	—	—	—	—
Return of capital	(186,659)	(1,618,165)	—	—
Total dividends and distributions to Fund shareholders	(193,979)	(1,643,948)	—	—
Capital Share Transactions
Proceeds from shareholder subscriptions	1,342,770	8,632,248	2,282,300	2,406,363
Dividend reinvestments	137,896	1,367,492	—	—
Payments for redemptions	(5,478,951)	(52,415,356)	—	—
Net decrease in net assets from capital share transactions	(3,998,285)	(42,415,616)	2,282,300	2,406,363
Total decrease in net assets	(4,273,087)	(47,699,639)	2,366,793	2,569,856
Net Assets
Beginning of period	13,672,197	61,371,836	—	—
End of period	$9,399,110	$13,672,197	$2,366,793	$2,569,856

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Financial Highlights

Class A Shares	Period From December 1, 2019 through May 31, 2020 (Unaudited)		Fiscal Year Ended November 30, 2019	Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data (2)
Net Asset Value, beginning of period	$15.33		$18.08	$20.00
Income from Investment Operations:
Net investment income (loss) (3)	0.05		(0.19)	0.12
Net realized and unrealized loss on investments	0.07		(1.46)	(1.07)
Net increase (decrease) from investment operations	0.12		(1.65)	(0.95)
Less Distributions to Common Stockholders:
Net investment income	—		—	(0.09)
Return of capital	(0.28)		(1.10)	(0.88)
Total distributions to common stockholders	(0.28)		(1.10)	(0.97)
Net Asset Value, end of period	$15.17		$15.33	$18.08
Total Investment Return (4)	0.33%		(9.49)%	(5.06)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$319		$444	$252
Ratio of expenses to average net assets before waiver (5)	4.77%		2.82%	2.20%
Ratio of expenses to average net assets after waiver (5)	1.50%		1.75%	1.75%
Ratio of net investment income (loss) to average net assets after waiver (5)	0.67%		(1.09)%	0.85%
Portfolio turnover rate (6)	234.12	%(4)	74.23%	76.11	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Financial Highlights

Class I Shares	Period From December 1, 2019 through May 31, 2020 (Unaudited)		Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018(1)		Fiscal Year Ended November 30, 2017(1)	Fiscal Year Ended November 30, 2016(1)	Fiscal Year Ended November 30, 2015(1)
Per Common Share Data (2)
Net Asset Value, beginning of period	$15.46		$18.14	$19.51		$22.21	$20.85	$31.63
Income from Investment Operations:
Net investment income (loss) (3)	0.07		(0.15)	0.14		(0.14)	(0.24)	(0.31)
Net realized and unrealized gain (loss) on investments	0.07		(1.43)	(0.31)		(1.18)	3.05	(9.10)
Net increase (decrease) from investment operations	0.14		(1.58)	(0.17)		(1.32)	2.81	(9.41)
Less Distributions to Common Stockholders:
Net investment income	—		—	(0.09)		—	—	—
Return of capital	(0.28)		(1.10)	(1.11)		(1.39)	(1.44)	(1.37)
Total distributions to common stockholders	(0.28)		(1.10)	(1.20)		(1.39)	(1.44)	(1.37)
Net Asset Value, end of period	$15.32		$15.46	$18.14		$19.51	$22.21	$20.85
Total Investment Return	0.88%		(9.07)%	(1.17)%		(5.94)%	13.46%	(29.75)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$9,081		$13,228	$61,119		$36,660	$39,620	$31,395
Ratio of expenses to average net assets before waiver	4.52%		2.57%	1.91%		1.79%	1.92%	2.20%
Ratio of expenses to average net assets after waiver	1.25%		1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets after waiver	0.92%		(0.84)%	0.69%		(0.66)%	(1.17)%	(1.17)%
Portfolio turnover rate (4)	234.12	%(5)	74.23%	76.11	%(8)	N/A	N/A	11.76	%(6)
Portfolio turnover rate of Master Fund	N/A		N/A	N/A		85.91%	54.68%	12.63	%(7)

(1)

On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund. Per share amounts for the period prior to December 15, 2017 have been adjusted for a share conversion that occurred effective with the reorganization on December 15, 2017. The effect of the share conversion in connection with the reorganization was to multiply the number of outstanding shares of the Fund by the respective conversion factor of 35.809, with a corresponding decrease in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.

(2)	Information presented relates to a Class I share outstanding for the entire fiscal year.
(3)	Calculated using average shares outstanding method.
(4)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(5)	Not annualized.
(6)	Covers the period from December 1, 2014 through June 30, 2015, prior to the transfer of securities to The Cushing MLP Infrastructure Master Fund.
(7)	Covers the period from July 1, 2015 through November 30, 2015.
(8)	Covers the period from December 18, 2017 through November 30, 2018, subsequent to the reorganization of the Predecessor Fund into the Fund.

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund Financial Highlights

Class A Shares	Period From January 31, 2020(1) through May 31, 2020 (Unaudited)
Per Common Share Data (2)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.04)
Net realized and unrealized loss on investments	(0.40)
Net decrease from investment operations	(0.44)
Net Asset Value, end of period	$9.56
Total Investment Return (4)	(4.40)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$274
Ratio of expenses to average net assets before waiver (5)	25.78%
Ratio of expenses to average net assets after waiver (5)	1.35%
Ratio of net investment loss to average net assets after waiver (5)	(1.29)%
Portfolio turnover rate (6)	11.59	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund Financial Highlights

Class I Shares	Period From January 31, 2020(1) through May 31, 2020 (Unaudited)
Per Common Share Data (2)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.03)
Net realized and unrealized loss on investments	(0.40)
Net decrease from investment operations	(0.43)
Net Asset Value, end of period	$9.57
Total Investment Return (4)	(4.30)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$2,092
Ratio of expenses to average net assets before waiver (5)	25.53%
Ratio of expenses to average net assets after waiver (5)	1.10%
Ratio of net investment loss to average net assets after waiver (5)	(1.04)%
Portfolio turnover rate (6)	11.59	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class A Shares	Period From January 31, 2020(1) through May 31, 2020 (Unaudited)
Per Common Share Data (2)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment income (3)	0.01
Net realized and unrealized gain on investments	0.01
Net increase from investment operations	0.02
Net Asset Value, end of period	$10.02
Total Investment Return (4)	0.20%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$10
Ratio of expenses to average net assets before waiver (5)	22.80%
Ratio of expenses to average net assets after waiver (5)	1.40%
Ratio of net investment income to average net assets after waiver (5)	0.36%
Portfolio turnover rate (6)	12.75	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class I Shares	Period From January 31, 2020(1) through May 31, 2020 (Unaudited)
Per Common Share Data (2)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment income (3)	0.02
Net realized and unrealized gain on investments	0.00
Net increase from investment operations	0.02
Net Asset Value, end of period	$10.02
Total Investment Return (4)	0.20%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$2,560
Ratio of expenses to average net assets before waiver (5)	22.55%
Ratio of expenses to average net assets after waiver (5)	1.15%
Ratio of net investment income to average net assets after waiver (5)	0.61%
Portfolio turnover rate (6)	12.75	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Notes to Financial Statements (Unaudited) May 31, 2020

1. Organization

Cushing® Mutual Funds Trust (the “Trust”) was organized as a Delaware statutory trust on September 12, 2017 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of three series (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) (“NextGen”), Cushing® SMID Growth Focused Fund (“SMID”) and Global Clean Equity Fund (“Clean”) Funds. The Funds are managed by Cushing® Asset Management, LP (“Adviser”).

NextGen’s investment objective is to seek current income and capital appreciation. NextGen commenced operations on December 18, 2017 following the completion of the reorganization of The Cushing MLP Infrastructure Fund I (the “Predecessor Fund”) with and into NextGen. The Predecessor Fund commenced operations on March 1, 2010. NextGen offers two classes of shares, Class A and Class I. On December 1, 2019, NextGen no longer offered Class C shares. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. The accounting and performance history of the Predecessor Fund were re-designated as that of the Class I Shares of NextGen.

SMID’s investment objective is to seek capital appreciation. SMID commenced operations on January 31, 2020. SMID offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.

Clean’s investment objective is to seek capital appreciation. Clean commenced operations on January 31, 2020. Clean offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.

2. Significant Accounting Policies

A. Basis of Presentation

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. Each Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

B. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Funds’ Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of each Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Each Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions and dividends (collectively, referred to as “Distributions”) are recorded on the ex-dividend date.

Distributions received from NextGen’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, NextGen uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after NextGen’s fiscal year end.

NextGen estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2020, NextGen has estimated approximately 92% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

Each Fund offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear the common expenses of each Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees, are allocated directly to that class.

E. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

For the fiscal year ended November 30, 2019, NextGen’s Distributions were 100%, or $1,643,948, return of capital. For the period ended May 31, 2020, NextGen’s Distributions were expected to be 100% return of capital.

SMID and Clean made no distributions to shareholders during the period ended May 31, 2020.

For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, each Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the period ended May 31, 2020 will be determined in early 2021.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

F. Federal Income Taxation

Each Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). Each Fund intends to distribute at least annually, substantially all of such income and gain. If a Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Each Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

G. Cash and Cash Equivalents

The Funds consider all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

H. Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Master Limited Partnerships

At May 31, 2020, NextGen had 6.26% of its net assets invested in MLPs and non-MLP midstream companies. As of May 31, 2020, NextGen invested less than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships under the IRC. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. NextGen invests in MLPs receiving partnership taxation treatment under the IRC, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has 20 an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. NextGen’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

J. Foreign Currency

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains on investments.

3. Concentrations of Risk

Because NextGen will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, it will be more susceptible to the risks associated with those sectors than if it were more broadly diversified over numerous industries and sectors of the economy. Companies in the energy and energy infrastructure sectors may be affected by fluctuations in the prices of energy commodities. The highly cyclical nature of the industries in which companies in the energy and energy infrastructure sectors operate may adversely affect the earnings or operating cash flows of such companies or the ability of such companies to borrow money or raise capital needed to fund their continued operations. A significant decrease in the production of energy commodities could reduce the revenue, operating income and operating cash flows of certain companies in the energy and energy infrastructure sectors and, therefore, their ability to make distributions or pay dividends. A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of certain companies in the energy and energy infrastructure sectors. General changes in market sentiment towards the energy and energy infrastructure sectors may adversely affect NextGen, and the performance of investments in the energy and energy infrastructure sectors may lag behind the broader market as a whole. The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact NextGen and its shareholders. The Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the NextGen’s performance will correlate with any increase in oil and gas prices.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

4. Agreements and Related Party Transactions

Each Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”).

Under the terms of the Agreement, NextGen has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $47,553 in advisory fees for the period ended May 31, 2020.

Under the terms of the Agreement, SMID has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.80% of the average daily net assets of the Fund. The Adviser earned $2,950 in advisory fees for the period ended May 31, 2020.

Under the terms of the Agreement, Clean has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $3,567 in advisory fees for the period ended May 31, 2020.

The Adviser has agreed to waive or reimburse NextGen, SMID and Clean for certain Fund operating expenses such that the total annual Fund operating expenses (exclusive of management fees and any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed the amounts set forth below, subject to possible recoupment from the applicable Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before December 18, 2020, and may be modified or terminated by the Adviser at any time thereafter.

	Clean (Class A)	Clean (Class I)	SMID (Class A)	SMID (Class I)	NextGen (Class A)	NextGen (Class I)
Expense Waiver/Reimbursement	(0.30)%	(0.30)%	(0.30)%	(0.30)%	(0.40)%	(0.40)%

NextGen

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2018	$215,538	$—	$215,538	November 30, 2021
November 30, 2019	326,456	—	326,456	November 30, 2022
May 31, 2020	183,091	—	183,091	November 30, 2023
	$725,085	$—	$725,085

SMID

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
May 31, 2020	$90,106	$—	$90,106	November 30, 2023
	$90,106	$—	$90,106

Clean

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
May 31, 2020	$89,947	$—	$89,947	November 30, 2023
	$89,947	$—	$89,947

The Funds have engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services to serve as the Funds’ administrator and accountant. The Funds pay a monthly combined administration and accounting fee computed at an annual rate of 0.08% of the first $250,000,000 of the Fund’s average daily net assets, 0.06% of the next $250,000,000 of average daily net assets and 0.05% on the balance of the Funds’ average daily net assets, with a minimum annual fee of $80,000, and multiple class fee of $15,000 per additional share class.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as the Funds’ transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Funds’ custodian. The Funds pay the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Funds are reflected as Trustees’ fees on the Statements of Operations.

5. Income Taxes

It is each Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Also, in order to avoid the payment of any federal excise taxes, each Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. To the extent these “book/tax” differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The distributable earnings/(accumulated net losses) for NextGen, SMID, and Clean as of May 31, 2020 was $(1,357,755), $84,393, and $163,493, respectively. The tax character of the tax basis of the current components of distributable earnings/(accumulated net losses) will be determined at the end of the current tax year ending November 30, 2020.

As of November 30, 2019, NextGen’s capital loss carryforward was comprised of short-term capital loss of $903,939 and is unlimited. NextGen will determine the current year capital loss carryforward at the end of the current tax year ending November 30, 2020.

SMID and Clean do not have any capital loss carryforwards, and will determine the current year capital loss carryforward at the end of the current tax year ending November 30, 2020.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

NextGen

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$5,946,496	$5,946,496	$—	$—
Master Limited Partnerships and Related Companies (a)	588,484	588,484	—	—
Real Estate Investment Trusts (a)	2,929,859	2,929,859	—	—
Total Equity Securities	9,464,839	9,464,839	—	—
Other
Short-Term Investments (a)	426,044	426,044	—	—
Total Other	426,044	426,044	—	—
Total Assets	$9,890,883	$9,890,883	$—	$—

SMID

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$2,097,299	$2,097,299	$—	$—
Total Equity Securities	2,097,299	2,097,299	—	—
Other
Short-Term Investments (a)	69,849	69,849	—	—
Total Other	69,849	69,849	—	—
Total Assets	$2,167,148	$2,167,148	$—	$—

Clean

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$2,444,982	$2,444,982	$—	$—
Total Equity Securities	2,444,982	2,444,982	—	—
Other
Short-Term Investments (a)	98,615	98,615	—	—
Total Other	98,615	98,615	—	—
Total Assets	$2,543,597	$2,543,597	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. NextGen, SMID, and Clean did not hold Level 3 investments at any time during the period ended May 31, 2020.

NextGen, SMID, and Clean disclose transfers between levels based on valuations at the end of the reporting period. For the period ended May 31, 2020, NextGen, SMID, and Clean did not have any transfers between any of the levels of the fair value hierarchy.

7. Investment Transactions

For the period ended, NextGen purchased (at cost) and sold securities (proceeds) in the amount of $25,286,914 and $27,198,747 (excluding short-term securities), respectively.

For the period ended, SMID purchased (at cost) and sold securities (proceeds) in the amount of $2,137,397 and $128,428 (excluding short-term securities), respectively.

For the period ended, Clean purchased (at cost) and sold securities (proceeds) in the amount of $2,442,966 and $157,832 (excluding short-term securities), respectively.

8. Share Transactions

Transactions of shares of NextGen were as follows:

	Period from 12/1/19 through 05/31/20		Fiscal Year Ended 11/30/19
Class A Shares	Amount	Shares	Amount	Shares
Sold	$5,500	333	$315,875	17,183
Dividends Reinvested	7,320	474	25,724	1,559
Redeemed	(132,046)	(8,755)	(65,484)	(3,720)
Net Increase (Decrease)	$(119,226)	(7,948)	$276,115	15,022

	Period from 12/1/19 through 05/31/20		Fiscal Year Ended 11/30/19
Class C Shares	Amount	Shares	Amount	Shares
Sold	$0	0	$0	0
Dividends Reinvested	0	0	59	4
Redeemed	(837)	(56)	0	0
Net Increase (Decrease)	$(837)	(56)	$59	4

	Period from 12/1/19 through 05/31/20		Fiscal Year Ended 11/30/19
Class I Shares	Amount	Shares	Amount	Shares
Sold	$1,337,270	91,921	$8,316,373	470,435
Dividends Reinvested	130,576	8,341	1,341,709	77,938
Redeemed	(5,346,068)	(363,396)	(52,349,872)	(3,062,304)
Net Decrease	$(3,878,222)	(263,134)	$(42,691,790)	(2,513,931)

Transactions of shares of SMID were as follows:

	Period from 01/31/20 through 05/31/20
Class A Shares	Amount	Shares
Sold	$267,300	28,707
Dividends Reinvested	0	0
Redeemed	0	0
Net Increase	$267,300	28,707

	Period from 01/31/20 through 05/31/20
Class I Shares	Amount	Shares
Sold	$2,015,000	218,733
Dividends Reinvested	0	0
Redeemed	0	0
Net Increase	$2,015,000	218,733

Transactions of shares of Clean were as follows:

	Period from 01/31/20 through 05/31/20
Class A Shares	Amount	Shares
Sold	$10,000	1,000
Dividends Reinvested	0	0
Redeemed	0	0
Net Increase	$10,000	1,000

	Period from 01/31/20 through 05/31/20
Class I Shares	Amount	Shares
Sold	$2,396,363	255,351
Dividends Reinvested	0	0
Redeemed	0	0
Net Increase	$2,396,363	255,351

9. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of May 31, 2020.

Cushing Mutual Funds Trust Additional Information (Unaudited) May 31, 2020

Trustee and Executive Officer Compensation

The Trust does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2020, the aggregate compensation paid by NextGen, SMID, and Clean to the independent trustees was $8,203, $145, and $171, respectively. The Trust did not pay any special compensation to any of its trustees or officers. The Trust continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from each Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Trust undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that each Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities owned by each Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Trust toll-free at (800)236-4424 and on the Trust’s website at www.cushingfunds.com. Information regarding how each Fund voted proxies are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Trust files a complete schedule of portfolio holdings of each fund for each month of each fiscal year with the SEC on Form N-PORT. The Trust’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Trust’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

For the period ended May 31, 2020, the portfolio turnover rate for NextGen, SMID, and Clean was 234.12%, 11.59%, and 12.75%, respectively. Portfolio turnover may vary greatly from period to period. The Funds do not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and each Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund.

Privacy Policy

In order to conduct its business, the Trust collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections.

We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker. We do not disclose any nonpublic personal information about you, the Funds’ other shareholders or the Funds’ former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Board Approval of Investment Management Agreement (Unaudited) May 31, 2020

On May 21, 2020, the Board of Trustees of NextGen (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between NextGen and Cushing® Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of NextGen (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of NextGen and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to NextGen under the Advisory Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Trustees also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of NextGen.

The Trustees considered the background and experience of the Adviser’s management in connection with NextGen, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of NextGen and the extent of the resources devoted to research and analysis of NextGen’s actual and potential investments. The Trustees considered the Adviser’s recent reduction in force in response to the COVID-19 pandemic, noting that the Trustees remain comfortable that the Adviser has sufficient resources to continue to provide adequate services to NextGen and that the steps taken by the Adviser appear to have been prudent under the circumstances.

The Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policy and procedures, and the Adviser’s Code of Ethics.

The Trustees determined that the nature, extent and quality of services to be rendered by the Adviser under the Advisory Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Trustees reviewed and considered the contractual annual advisory fee paid by NextGen to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to NextGen.

The Trustees considered the information they received comparing NextGen’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group and universe of competitor mutual funds determined by FUSE Research Network LLC. The Trustees discussed the limited number of funds contained in many of the peer groups and universes and the general methodology used by FUSE in preparing its report.

Based on such information, the Trustees noted that NextGen’s contractual advisory fee of 0.85% was in the second lowest quartile with respect to its peer group and universe and NextGen’s total net expense ratio of 1.25% (Class I shares) was in the most expensive quartile with respect to its peer group and universe.

Consideration of Investment Performance

The Trustees regularly review the performance of NextGen throughout the year. The Trustees reviewed performance information provided by FUSE comparing the performance of NextGen against its universe over several time horizons, and using different performance metrics, including but not limited to the comparative performance of NextGen. The Trustees noted that prior to December 1, 2019, NextGen was known as the Cushing® MLP Infrastructure Fund and operated under different non-fundamental investment policies. The Trustees determined that NextGen’s performance was in the highest performing decile over the three-month period ended February 29, 2020 with respect to its peer group and universe. The Trustees also reviewed supplementary total return data provided as part of the FUSE report that analyzed the historical performance results of the new strategy used by NextGen relative to its new infrastructure peers and universe for a full year, taking into account that the strategy and related performance was not the actual performance of NextGen and had different fees and expenses than those of NextGen.

Consideration of Comparable Accounts

The Trustees reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and NextGen.

The Trustees determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to NextGen was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by NextGen.

Consideration of Profitability

The Trustees received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by NextGen under the Agreement and the expenses incurred by the Adviser in connection with the operation of NextGen. The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to NextGen.

The Trustees determined that NextGen was unprofitable to the Adviser, largely due to NextGen’s relatively small size.

Consideration of Economies of Scale

The Trustees considered whether economies of scale in the provision of services to NextGen had been or would be passed along to the shareholders under the Agreement. The Trustees determined there were no material economies of scale accruing to the Adviser in connection with its relationship with NextGen.

Consideration of Other Benefits

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with NextGen, including but not limited to soft dollar arrangements. The Trustees determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with NextGen.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Trustees that approval of the Agreement was consistent with the best interests of NextGen and its shareholders.

A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

Cushing® SMID Growth Focused Fund Board Approval of Investment Management Agreement (Unaudited) May 31, 2020

On August 29, 2019, the Board of Trustees of the Cushing® SMID Growth Focused Fund, a series of Cushing Mutual Funds Trust (the “Fund”) (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) with Cushing Asset Management, LP (the “Adviser”) with respect to the Fund.

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Trustees also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members to be primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources to be devoted to research and analysis of the Fund’s actual and potential investments.

The Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policy and procedures, and the Adviser’s Code of Ethics.

The Trustees determined that the nature, extent and quality of services to be rendered by the Adviser under the Agreement would be adequate.

Consideration of Advisory Fees and the Cost of the Services

The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group and universe of competitor open-end funds determined by FUSE Research Network LLC.

Based on such information, the Trustees noted that the Fund’s projected total net expense ratio of 1.10% (excluding distribution and service plan fees) was at median with respect to its peer group and in the third quartile with respect to its universe, and the Fund’s contractual advisory fee of 0.80% was in the first quartile with respect to its peer group and in the second quartile with respect to its universe, , noting that the Adviser had agreed to an expense limitation agreement that would maintain the 1.10% total net expense ratio (excluding distribution and service plan fees) for a period ending March 31, 2021.

Consideration of Investment Performance

The Trustees noted that the Fund did not have any performance because the Fund had not yet been launched.

Consideration of Comparable Accounts

The Trustees reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund. The Trustees determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fee proposed to be payable by the Fund.

Consideration of Profitability

The Trustees noted that the Adviser has not earned any revenue from the Fund because the Fund had not yet been launched. The Trustees also reviewed a projected profitability analysis prepared by the Adviser and determined that the Fund would likely be unprofitable to the Adviser in the short term, but that the Adviser had indicated that it was committed to the launch of the Fund.

Consideration of Economies of Scale

The Trustees considered whether economies of scale in the provision of services to a Fund would be passed along to the shareholders under the Agreement with respect to the Fund. The Trustees determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund, in part because the Fund had not yet launched.

Consideration of Other Benefits

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund, in part because the Fund had not yet launched.

Conclusion

In approving the Agreement with respect to the Fund and the fees charged under the Agreement with respect to the Fund, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Board to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders.

A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

Global Clean Equity Fund Board Approval of Investment Management Agreement (Unaudited) May 31, 2020

On November 20, 2019, the Board of Trustees of the Global Clean Fund, a series of Cushing Mutual Funds Trust (the “Fund”) (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”) with respect to the Fund.

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Trustees also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members to be primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources to be devoted to research and analysis of the Fund’s actual and potential investments.

The Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policy and procedures, and the Adviser’s Code of Ethics.

The Trustees determined that the nature, extent and quality of services to be rendered by the Adviser under the Agreement would be adequate.

Consideration of Advisory Fees and the Cost of the Services

The Trustees reviewed and considered the contractual annual advisory fee paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group and universe of competitor closed-end funds determined by FUSE Research Network LLC.

Based on such information, the Trustees noted that the Fund’s projected total net expense ratio of 1.15% (excluding distribution and service plan fees), was in the third quartile with respect to both its peer group and universe and the Fund’s contractual advisory fee of 0.85% was at the median with respect to its peer group and its universe, noting that the Adviser had agreed to an expense limitation agreement that would maintain the 1.15% total net expense ratio (excluding distribution and service plan fees) for a period ending March 31, 2021.

Consideration of Investment Performance

The Trustees noted that the Fund did not have any performance because the Fund had not yet been launched.

Consideration of Comparable Accounts

The Trustees noted that the Adviser did not have any client assets invested in any accounts with comparable investment objectives or strategies as the Fund.

Consideration of Profitability

The Trustees noted that the Adviser has not earned any revenue from the Fund because the Fund had not yet been launched. The Trustees also reviewed a projected profitability analysis prepared by the Adviser and determined that the Fund would likely be unprofitable to the Adviser in the short term, but that the Adviser had indicated that it was committed to the launch of the Fund.

Consideration of Economies of Scale

The Trustees considered whether economies of scale in the provision of services to a Fund would be passed along to the shareholders under the Agreement with respect to the Fund. The Trustees determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund, in part because the Fund had not yet launched.

Consideration of Other Benefits

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund, in part because the Fund had not yet launched.

Conclusion

In approving the Agreement with respect to the Fund and the fees charged under the Agreement with respect to the Fund, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Board to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders.

A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

Cushing Mutual Funds Trust

TRUSTEES Brian R. Bruce Brenda A. Cline Ronald P. Trout Jerry V. Swank

EXECUTIVE OFFICERS Jerry V. Swank Chief Executive Officer and President John H. Alban Chief Financial Officer and Treasurer Barry Y. Greenberg Chief Compliance Officer and Secretary

INVESTMENT ADVISER Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212

TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Cushing Mutual Funds Trust
is distributed by Quasar Distributors, LLC

CUSHING®
ASSET MANAGEMENT

Cushing® Asset Management, LP
300 Crescent Court, Suite 1700
Dallas, TX 75201
(800) 236-4424
www.cushingfunds.com
www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Mutual Funds Trust

By (Signature and Title)	/s/Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 10, 2020

By (Signature and Title)	/s/John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 10, 2020